EXHIBIT 10.1

FIRST AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 5, 2022 (the “Effective Date”), is by and among LIMBACH FACILITY SERVICES LLC, a Delaware limited liability company (“Borrower”), LIMBACH HOLDINGS LLC, a Delaware limited liability company (“Intermediate Holdco”), the other persons designated as “Loan Parties” in the Credit Agreement (as defined below), the Lenders (as defined below) party hereto, and WHEATON BANK & TRUST COMPANY, N.A., a Subsidiary of Wintrust Financial Corporation, as Agent.
RECITALS
A.    Borrower, the other persons designated as “Loan Parties” from time to time party thereto, the lenders from time to time party thereto (collectively, the “Lenders” and each individually a “Lender”) and Agent are party to that certain Amended and Restated Credit Agreement, dated as of December 2, 2021 (as amended hereby and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
B.    Pursuant to the Credit Agreement, Lenders made and committed to make certain loans to Borrower as follows: (i) a term loan in an aggregate principal amount equal to Thirty Five Million Five Hundred Thousand and 00/100 Dollars ($35,500,000.00) (“the “Term Loan”) and (ii) a revolving credit facility with an aggregate commitment equal to Twenty Five Million and 00/100 Dollars ($25,000,000.00) the “Revolving Loan” and collectively with the Term Loan, the “Loans”);
C.    Borrower has advised Administrative Agent it has not entered into a fully executed authenticated control agreement with Truist in accordance with section 1 of Schedule 6.28 of the Credit Agreement (“Depository Account Event”);
D.    Borrower has requested, and the Lenders have agreed to, among other things (i) waive the Depository Account Event; (ii) amend the definition of Total Funded Debt; (iii) amend the definition of EBITDA; and (iv) to make such other amendments and modifications to the Credit Agreement as described herein; and
E.    The Lenders are willing to agree to amend and modify the Credit Agreement as herein provided, in each case, subject to the and on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
AGREEMENTS:
1.Definitions. All capitalized undefined terms used in this Amendment (including without limitation, in the Recitals hereto) shall have the meanings assigned thereto in the Credit Agreement, as amended hereby.
2.Waiver. Agent and the Lenders, subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment and in reliance on the representations and warranties set forth in Section 5 of this Amendment, hereby waive the Depository Account Event; provided, however, the waiver provided in this Section 2 does not (a) consent to or waive any other Default or Event of Default, or (b) otherwise amend, waive or modify any provision, in any respect, of the Credit Agreement and the Loan Documents, except as otherwise specifically provided for hereunder. Further, the conditional waiver set forth in this Section 2 is also expressly conditioned upon (i) Jake Marshall, LLC and Coating

Solutions, LLC causing each of their operating accounts including all depository and remittance accounts (but excluding any Excluded Deposit Accounts) to be maintained with the Administrative Agent on or prior to July 31, 2022.
3.Amendments. In reliance on the representations and warranties set forth in Section 5 of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, the Credit Agreement is hereby amended as follows:
(a)The definition of “EBITDA” in Section 1.1, “Definitions,” of the Credit Agreement is amended and restated as follows:
“EBITDA” means, with reference to any period, Net Income for such period plus, without duplication, the sum of all amounts deducted in arriving at such Net Income amount in respect of (a) Interest Expense for such period; (b) federal, state, and local income taxes for such period; (c) depreciation of fixed assets and amortization of intangible assets for such period; (d) non-cash charges including, (i) stock based compensation expenses, (ii) loss on extinguishment of Indebtedness under the Existing Credit Agreements or the Original Credit Agreement, (iii) change in fair value of warrants, or (iv) hedging obligations; (e) transaction expenses paid on or before that date occurring six months after the Original Closing Date in connection with the transactions contemplated by the Loan Documents or Original Credit Agreement in an aggregate amount not to exceed $500,000; (f) non-recurring costs, fees, expenses and charges related to any Permitted Acquisition, Investments permitted under Section 6.14, or Equity Issuance (in each case, whether or not consummated) in an aggregate amount not to exceed (i) with regard to issuance costs in connection with any Equity Issuance, $1,000,000, (ii) with regard to any other such event such costs, fees and expenses in an amount not to exceed $150,000 for any such individual action or $300,000 in any consecutive twelve (12) month period; (g) restructuring (including lease termination fees) and severance expenses in an amount not to exceed $250,000 in any consecutive twelve (12) month period; (h) legal expenses related to pursuing claim recoveries for Legacy Claims in an amount not to exceed $250,000 in any consecutive twelve (12) month period; (i) transaction expenses paid on or before that date occurring nine months after the Restatement Effective Date in connection with the Jake Marshall Acquisition and this Amendment and Restatement of the Original Credit Agreement in an aggregate amount not to exceed $1,100,000; (j) any costs incurred (including prepayment premiums) paid in connection with the repayment in full of the obligations outstanding under the Existing Credit Agreements; (k) restructuring charges and lease breakage costs in an aggregate amount not to exceed $3,920,000 incurred on or before December 31, 2022; and (l) other addbacks approved by the Required Lenders in its sole discretion, minus, without duplication and to the extent reflected as a gain or otherwise included in the calculation of Net Income for such period, non-cash gains (for the avoidance of doubt, in connection with any Pro Forma calculation with regard to the Jake Marshall Acquisition, any income attributable to any PPP loan or the Employee Retention Credit shall be treated as non-cash gains for any calculation of EBITDA).
(b)The definition of “Disposition” in Section 1.1 “Definitions,” of the Credit Agreement is amended and restated as follows:
“Disposition” means the sale, lease, conveyance or other disposition of Property, other than sales or other dispositions expressly permitted under Sections 6.13(a), (c), (d), (e), (h), (i) and (j).
(c)The definition of “Excess Cash Flow” in Section 1.1 “Definitions,” of the Credit Agreement is amended and restated as follows:

“Excess Cash Flow” means, with respect to any period, the amount (if any) by which (a) EBITDA (without giving effect to any pro forma adjustments made pursuant to the definition of Net Income) during such period exceeds (b) the sum (without duplication) of (i) the aggregate amount of all scheduled payments of principal on debt (including the Term Loans) actually paid in cash during such period, plus (ii) the aggregate amount of Capital Expenditures paid in cash during such period and not financed with proceeds of Indebtedness (but excluding credit extended under the Revolving Loan), plus (iii) the aggregate amount of all federal, state and local taxes paid in cash with respect to such period, plus (iv) the aggregate amount of Interest Expense for such period paid in cash, plus (v) the cash portion of Restricted Payments of the type referred to in Section 6.15 actually made for such period, including Tax Distributions, to the extent permitted to be made under the Loan Documents plus (vi) any costs incurred (including prepayment premiums) and paid in connection with the repayment in full of the obligations outstanding under the Existing Credit Agreements plus (vii) amounts added back to EBITDA pursuant to clauses (f), (g), (h), (i) and (k) of the definition thereof, plus (viii) cash payments actually made in such period in respect of social security taxes that had been deferred in accordance with the CARES Act.
(d)The definition of “Total Funded Debt” in Section 1.1, “Definitions,” of the Credit Agreement is amended and restated as follows:
“Total Funded Debt” means, at any time the same is to be determined, for Parent and its Subsidiaries on a consolidated basis, the sum (but without duplication) of: (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the aggregate amount of Capitalized Lease Obligations (excluding Capitalized Lease Obligations for real estate approved by each Lender in its sole discretion); (c) the maximum amount available to be drawn (less any amount of cash collateral in respect of such maximum amount) under issued and outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, and similar instruments (other than any premiums payable under the Bonding Agreements, unless not paid when due); (d) all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (c) above; and (e) all Indebtedness of the types referred to in clauses (a) through (d) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary.
(e)Section 6.13, “Consolidation, Merger and Sale of Assets” of the Credit Agreement is amended to delete “and” after clause (h), insert “and” after clause (i) and insert a new clause (j) to read as follows:
(j)    the sale and leaseback of real property approved by each Lender in its sole discretion.
4.Conditions to Effectiveness. The agreement by the Administrative Agent and the Lenders to amend the Credit Agreement in the manner set forth herein is subject to satisfaction of, and expressly conditioned upon, all of the following conditions precedent (the “First Amendment Effective Date”:
(a)This Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower and each Lender, and acknowledged by each of the Guarantors.

(b)Corporate Documents. The Administrative Agent shall have received all information and copies of all documents, including records of requisite corporate or limited liability company action and proceedings of the Borrower which the Administrative Agent may have requested in connection therewith, such documents to be certified by appropriate corporate officers or Governmental Authority.
(c)Other Documents. The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Amendment.
(d)Fees and Expenses. Borrower shall have paid to the Administrative Agent, for the ratable account of the Lenders, an amendment fee in an amount equal to $25,000 and all fees and expenses required to be paid in connection herewith, and all fees and expenses invoiced on or before the date hereof, shall have been paid in full in cash or will be paid on the date hereof.
5.Representations and Warranties. The Borrower represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of the Borrower, (d) this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, (e) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (f) it has no defenses, setoffs, rights of recoupment, counterclaims or claims of any nature whatsoever with respect to the Loan Documents or the Obligations due thereunder, and to the extent any such defenses, setoffs, rights of recoupment, counterclaims or claims may exist, the same are hereby expressly waived, released and discharged, and (g) no Default or Event of Default has occurred and is continuing after giving effect hereto.
6.Reaffirmation of Covenants. By its execution hereof, Borrower hereby expressly (a) acknowledges and agrees to the terms and conditions of this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party, (c) ratifies and confirms all security interests granted to the Administrative Agent and the Lenders under the Loan Documents, and (d) acknowledges that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect.
7.Costs and Expenses. The Borrower agrees to pay in accordance with Section 10.12 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising Lenders as to their rights and responsibilities hereunder and thereunder.
8.Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

9.Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.
10.Full Force and Effect; Inconsistency. Except as herein modified, the terms, conditions and covenants of the Loan Documents shall remain unchanged and otherwise in full force and effect. In the event of an inconsistency between this Amendment and the Loan Documents, the terms herein shall control.
11.Laws of Illinois. The validity, interpretation and enforcement of this Amendment shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any juris diction other than the laws of the State of Illinois.
12.Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.
13.Waiver of Jury Trial; Arbitration. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND CONSENT AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective as of the Effective Date.
BORROWER:
LIMBACH FACILITY SERVICES LLC,

By: /s/ Jayme Brooks
Name: Jayme Brooks
Title: Chief Financial Officer

GUARANTORS:

LIMBACH HOLDINGS LLC,

By: /s/ Jayme Brooks
Name: Jayme Brooks
Title: Chief Financial Officer

LIMBACH COMPANY LLC,

By: /s/ Jayme Brooks
Name: Jayme Brooks
Title: Chief Financial Officer

HARPER LIMBACH LLC,

By: /s/ Jayme Brooks
Name: Jayme Brooks
Title: Chief Financial Officer

LIMBACH COMPANY LP,

By: /s/ Jayme Brooks
Name: Jayme Brooks
Title: Chief Financial Officer

HARPER LIMBACH CONSTRUCTION LLC,

By: /s/ Jayme Brooks
Name: Jayme Brooks
Title: Chief Financial Officer

JAKE MARSHALL, LLC,

By: /s/ Jayme Brooks
Name: Jayme Brooks
Title: Chief Financial Officer

[Signature Page to First Amendment]

COATING SOLUTIONS, LLC,

By: /s/ Jayme Brooks
Name: Jayme Brooks
Title: Chief Financial Officer

LIMBACH HOLDINGS LLC,

By: /s/ Jayme Brooks
Name: Jayme Brooks
Title: Chief Financial Officer
[Signature Page to First Amendment]

WHEATON BANK & TRUST COMPANY, N.A., as a Lender, as L/C Issuer and as Administrative Agent,

By: /s/ David Nelson
Name: David Nelson
Title: Vice President

[Signature Page to First Amendment]

M&T BANK,
as a Lender
By: /s/ Robert J. Tiskus
Name: Robert J. Tiskus
Title: Vice President

[Signature Page to First Amendment]

BANK OF THE WEST,
as a Lender
By: /s/ Peter Thursby
Name: Peter Thursby
Title: Managing Director

[Signature Page to First Amendment]

OLD SECOND NATIONAL BANK AS SUCCESSOR BY MERGER TO WEST SUBURBAN BANK,
as a Lender
By: /s/ Jason G. Fels
Name: Jason G. Fels
Title: Vice President

[Signature Page to First Amendment]